Quarterly Financial Data Supplement (Unaudited) Third Quarter 2007

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES THIRD QUARTER 2007 FINANCIAL SUMMARY

Quarterly EPS

•	Net income of $25.8 million, or $0.35 per diluted share

•	Operating earnings of $26.5 million, or $0.36 per diluted share

•	Average diluted shares down 791,339 shares or 1.1% versus the prior quarter

Revenue

•	Total revenue, defined as net interest income plus noninterest income, of $127.5 million

— Non-operating items: $287,000 net gain on securities

•	Operating revenues of $128.8 million, essentially unchanged versus the prior quarter

•	Tax-equivalent net interest income of $98.3 million, up $236,000 or 1.0% linked-quarter annualized

— Net interest margin of 3.12%, stable with the prior quarter

— Average earning assets of $12.5 billion, down 1.6% linked-quarter annualized

•	Operating noninterest income of $30.5 million, down $259,000 or 3.3% linked-quarter annualized

— Lower mortgage banking income as loan origination volumes slowed

Average Balance Sheet Growth

•	Average loans, up 3.2% linked-quarter annualized

•	Average securities, down $133.5 million since prior quarter; down $520.8 million since September 30, 2006

•	Average customer funding, defined as total deposits less brokered deposits plus customer sweeps, down 4.2% linked-quarter annualized

•	Average wholesale borrowings, including brokered deposits and excluding customer sweeps, up 3.5% linked-quarter annualized

Noninterest Expenses and Operating Efficiency

•	Noninterest expenses of $79.6 million

— Non-operating items: $1.3 million loss on early extinguishment of debt

•	Operating noninterest expenses of $78.3 million, down $1.9 million or 2.4% versus the prior quarter

— Decrease of $2.5 million or 3.1% from prior year

•	Cash operating efficiency ratio of 59.3%, an improvement from 60.6% for the prior quarter

Credit Quality

•	Provision for credit losses of $10.5 million

•	Net loan charge-offs of $16.8 million, or 0.66% annualized as a % of average loans held for investment

— Includes $7.7 million related to the NC development loans

— Excluding the NC development loans, net loan charge-offs of 0.36%

•	Nonperforming assets of $58.9 million or 0.58% of loans held for investment and foreclosed property

— Includes $9.4 million related to the NC loans

— Excluding the NC development loans, nonperforming asset ratio of 0.49%

•	Allowance for credit losses of $120.4 million or 1.18% of loans held for investment

Capital

•	Tangible equity to tangible asset ratio of 6.47%, up from 6.22% at June 30, 2007

•	Tangible equity per share of $11.90, up from $11.35 at June 30, 2007

•	Repurchased 850,000 shares 3Q07 and 3.0 million shares for 2007 YTD

•	Called approximately $70 million of trust preferred securities; approximately $100 million YTD

•	Issued approximately $50 million of trust preferred securities; approximately $125 million YTD

•	After-tax unrealized loss on available for sale securities decreased $20.8 million

•	Tier 1 capital ratio of 9.89%, down from 10.12% at June 30, 2007

1

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06

Interest Income
Interest and fees on loans	$195,393	$191,961	$186,628	$187,385	$184,476
Interest and dividends on securities:
Taxable	25,390	26,879	28,825	29,876	30,779
Exempt from federal income taxes	2,856	2,888	3,048	3,125	3,140

Total interest and dividends on securities	28,246	29,767	31,873	33,001	33,919
Interest on short-term investments	100	97	141	144	196

Total interest income	223,739	221,825	218,642	220,530	218,591

Interest Expense
Interest on deposits	94,497	92,066	88,479	82,716	77,393
Interest on borrowed funds	32,468	33,238	35,625	41,160	42,515

Total interest expense	126,965	125,304	124,104	123,876	119,908

Net Interest Income	96,774	96,521	94,538	96,654	98,683
Provision for Credit Losses	10,504	17,125	9,013	8,838	6,553

Net interest income after provision for credit losses	86,270	79,396	85,525	87,816	92,130
Noninterest Income	30,773	28,508	27,824	30,257	35,082
Noninterest Expenses	79,595	80,976	82,331	91,022	80,798

Income before income taxes	37,448	26,928	31,018	27,051	46,414
Income tax expense	11,609	8,998	10,500	3,500	14,249

Net Income	$25,839	$17,930	$20,518	$23,551	$32,165

Average common shares outstanding, basic	73,146,211	74,050,115	74,736,832	75,161,032	75,003,605
Average common shares outstanding, diluted	73,605,752	74,397,091	75,244,968	75,701,120	75,590,748
Net income per common share, basic	$0.35	$0.24	$0.27	$0.31	$0.43
Net income per common share, diluted	0.35	0.24	0.27	0.31	0.43
Cash dividends declared per common share	0.18	0.18	0.18	0.18	0.17
2

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
DETAILS FOR NONINTEREST INCOME AND NONINTEREST EXPENSES
(dollars in thousands) (unaudited)

	Three Months Ended

	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06

Noninterest Income
Service charges on deposit accounts	$11,213	$11,223	$10,613	$10,704	$11,457
Debit card income	2,445	2,403	2,177	2,198	2,055
Customer service fee income	1,533	1,402	1,291	1,267	1,117

Total customer fee income	15,191	15,028	14,081	14,169	14,629

Retail investment services	2,313	2,282	1,958	1,671	1,689
Insurance income	2,839	2,987	3,297	3,411	2,831
Trust and investment management income	1,642	1,734	1,594	1,506	1,483
Benefits administration fees	889	749	742	722	795

Total wealth management income	7,683	7,752	7,591	7,310	6,798

Mortgage banking income	834	1,877	2,069	2,224	1,969
Bank-owned life insurance	2,974	4,454	2,851	2,932	2,916
Merchant processing income, net	928	771	735	527	619
Gain (loss) on certain derivative activities	198	(1,497)	97	596	3,924
Loss on indirect auto loans	—	—	—	—	(667)
Other	2,678	2,360	1,785	2,738	2,396

Operating noninterest income (noninterest income, excluding non-operating items)	30,486	30,745	29,209	30,496	32,584

Gain (loss) on securities	287	(2,237)	(1,385)	(239)	—
Gain on disposition of assets and liabilities	—	—	—	—	2,498

Non-operating noninterest income (loss)	287	(2,237)	(1,385)	(239)	2,498

Total noninterest income	$30,773	$28,508	$27,824	$30,257	$35,082

Noninterest Expenses
Salaries and wages	$34,535	$34,258	$35,072	$35,188	$34,494
Employee benefits	8,862	9,245	9,759	8,927	9,080
Occupancy	8,723	8,545	8,608	8,856	7,949
Furniture and equipment	6,543	6,486	6,462	6,579	6,217
Professional services	4,278	4,914	4,103	5,637	4,549
Advertising and business development	1,443	1,973	1,931	2,937	2,264
Telecommunications	1,404	1,418	1,393	1,384	1,407
Amortization of intangibles	1,907	2,136	2,001	2,156	2,204
Other	10,601	11,224	11,242	13,547	12,634

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	78,296	80,199	80,571	85,211	80,798

Employment contract buyouts and severance	—	546	1,760	4,990	—
Loss on early extinguishment of debt	1,299	231	—	821	—

Non-operating noninterest expenses	1,299	777	1,760	5,811	—

Total noninterest expenses	$79,595	$80,976	$82,331	$91,022	$80,798

3

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands) (unaudited)

	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06

Assets
Cash and due from banks	$221,529	$267,005	$257,884	$326,567	$295,534
Interest-bearing bank balances	520	263	7,012	31,264	5,224
Federal funds sold and securities purchased to resell	—	—	50,000	—	7,500
Securities
Available for sale	2,323,241	2,433,341	2,546,047	2,743,456	2,820,383
Held to maturity	41,174	41,892	46,217	52,308	52,790

Total securities	2,364,415	2,475,233	2,592,264	2,795,764	2,873,173

Loans held for sale	19,572	35,718	33,519	28,556	36,155
Loans held for investment	10,173,237	10,029,228	9,898,134	9,701,867	9,513,833
Less: Allowance for loan losses	(118,861)	(125,545)	(113,736)	(111,663)	(109,401)

Net loans held for investment	10,054,376	9,903,683	9,784,398	9,590,204	9,404,432

Premises and equipment, net	226,784	224,951	223,738	219,163	213,820
Accrued interest receivable	73,383	75,851	72,801	77,523	72,459
Goodwill	650,637	650,544	650,536	650,492	650,171
Other intangible assets, net	29,032	30,939	33,075	35,076	37,232
Other assets	459,973	475,488	452,920	455,907	452,002

	$14,100,221	$14,139,675	$14,158,147	$14,210,516	$14,047,702

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Noninterest-bearing	$1,164,312	$1,244,834	$1,286,800	$1,280,908	$1,261,421
Interest-bearing	8,337,357	8,840,972	8,664,408	8,235,832	7,920,531

Total deposits	9,501,669	10,085,806	9,951,208	9,516,740	9,181,952
Federal funds purchased and repurchase agreements	1,194,293	1,210,921	1,496,168	1,421,099	1,614,664
Other short-term borrowings	876,288	221,729	111,365	347,620	220,366
Long-term debt	732,203	857,248	809,290	1,130,475	1,261,306
Accrued interest payable	73,418	77,751	77,380	68,940	60,075
Other liabilities	174,098	168,033	151,126	163,610	162,519

Total liabilities	12,551,969	12,621,488	12,596,537	12,648,484	12,500,882

Shareholders’ equity
Preferred stock	—	—	—	—	—
Common stock	72,971	73,699	74,673	75,341	75,192
Surplus	1,116,361	1,129,499	1,150,288	1,167,685	1,162,889
Retained earnings	391,019	378,399	373,788	367,261	357,371
Guarantee of employee stock ownership plan debt	—	(39)	(95)	(151)	(210)
Accumulated other comprehensive loss, net of income tax	(32,099)	(63,371)	(37,044)	(48,104)	(48,422)

Total shareholders’ equity	1,548,252	1,518,187	1,561,610	1,562,032	1,546,820

	$14,100,221	$14,139,675	$14,158,147	$14,210,516	$14,047,702

4

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO ANALYSIS
(dollars in thousands) (unaudited)

	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06

Investment Securities Portfolio
Available for sale (at fair value):
U.S. Treasury	$168,614	$167,195	$167,295	$166,719	$174,739
U.S. Government agencies	659,681	650,581	657,708	653,034	655,447
Mortgage-backed securities	1,119,547	1,158,498	1,246,384	1,400,288	1,459,220
State and municipal	303,388	308,070	315,372	341,488	345,077
Other investments (1)	72,011	148,997	159,288	181,927	185,900

Total available for sale securities	2,323,241	2,433,341	2,546,047	2,743,456	2,820,383

Held to maturity (at amortized cost)	41,174	41,892	46,217	52,308	52,790

Total securities	$2,364,415	$2,475,233	$2,592,264	$2,795,764	$2,873,173

Total securities as a percentage of total assets	16.8%	17.5%	18.3%	19.7%	20.5%

	September 30, 2007

	Amortized Cost	Percentage of Total	Duration	Book Yield

Debt Securities
U.S. Treasury	$169,095	7.2%	0.9	4.07%
U.S. Government agencies	663,879	28.5	2.0	5.42
Mortgage-backed securities:
Collateralized mortgage obligations	847,524	36.3	5.6	4.55
Adjustable rate mortgages	213,752	9.2	2.3	4.85
Pass-through	112,134	4.8	3.5	4.79
State and municipal	306,420	13.1	3.2	4.86
Corporate bonds	20,789	0.9	4.0	5.74

Total available for sale debt securities	$2,333,593	100.0%	3.5	4.85%

Fixed interest rate:
Mortgage-backed securities	$958,067	41.1%	5.3	4.58%
Other	1,135,237	48.6	2.2	5.04
Variable interest rate:
Mortgage-backed securities	215,343	9.2	2.3	4.85
Other	24,946	1.1	1.4	6.71

Total available for sale debt securities	$2,333,593	100.0%	3.5	4.85%

Projected Cash Flows for Debt Securities

Year	Roll-Off Yield	Projected Annual Cash Flows by Interest Rate Scenario

		Current	Up 1.00%	Down 1.00%

Remainder of 2007	4.02%	$167,883	$161,477	$641,522
2008	4.27	273,365	176,910	609,722

Projected Interest Rate Shock for Debt Securities

Interest Rate Scenario	Estimated Impact on Fair Value	Duration

Up 2.00%	(8.2)%	4.9
Up 1.00%	(3.9)	4.5
Flat	—	3.5
Down 1.00%	2.8	2.2
Down 2.00%	4.5	1.0

The estimated decrease in fair value for a five year U.S. Treasury Note when interest rates increase 100 basis points is 4.31%.

(1)	Other investments in available for sale securities includes corporate bonds, FHLB stock, community bank stocks, and other equity securities.
5

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH
(dollars in thousands) (unaudited)

	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06

Commercial Loans
Commercial and industrial	$2,693,973	$2,569,628	$2,596,705	$2,491,210	$2,378,533
Owner - occupied real estate	1,042,131	961,806	883,738	830,179	859,306
Commercial real estate	4,178,653	4,258,837	4,209,149	4,171,631	4,060,602

	7,914,757	7,790,271	7,689,592	7,493,020	7,298,441

Consumer Loans
Indirect - sales finance	707,819	684,053	666,801	660,401	651,419
Direct retail	412,827	430,760	434,521	439,478	432,254
Home equity	552,073	547,167	531,922	528,909	537,406

	1,672,719	1,661,980	1,633,244	1,628,788	1,621,079

Mortgage Loans	585,761	576,977	575,298	580,059	594,313

Total loans held for investment	$10,173,237	$10,029,228	$9,898,134	$9,701,867	$9,513,833

Percentage of Loans Held for Investment
Commercial and industrial	26.5%	25.6%	26.2%	25.7%	25.0%
Owner - occupied real estate	10.2	9.6	8.9	8.6	9.0
Commercial real estate	41.1	42.5	42.5	43.0	42.7
Consumer	16.4	16.6	16.5	16.7	17.0
Mortgage	5.8	5.7	5.9	6.0	6.3

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06

Non organic change in loans held for investment related to:
Origination and transfer of indirect auto loans originally held for sale to held for investment	$—	$—	$—	$—	$51,019
Other acquisitions (dispositions) (1)	—	—	—	—	(2,629)

Growth in Loans Held for Investment (2)
Growth vs. prior quarter, annualized	5.7%	5.3%	8.2%	7.8%	3.1%
Growth year-to-date, annualized	6.5	6.8	8.2	2.8	1.1

Growth in Loans Held for Investment, Excluding
Changes from Acquisitions and Dispositions (2)
Organic growth vs. prior quarter, annualized	5.7%	5.3%	8.2%	7.8%	1.1%
Organic growth year-to-date, annualized	6.5	6.8	8.2	6.6	6.2

(1)	Other acquisitions (dispositions) during the three months ended September 30, 2006 related to the sale of the Mullins branch.

(2)
At June 30, 2006 and December 31, 2005, loans held for investment totaled $9,439,445 and $9,439,935, respectively. Non organic change of $410,628 in the first six months of 2006 related to the sale of indirect auto loans and the origination and transfer of indirect auto loans originally held for sale to held to investment.

6

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR CREDIT LOSSES
(dollars in thousands) (unaudited)

	At and for the Three Months Ended

	9/30/07		6/30/07		3/31/07		12/31/06		9/30/06

Credit Quality
Loans held for investment	$10,173,237		$10,029,228		$9,898,134		$9,701,867		$9,513,833
Allowance for loan losses	118,861		125,545		113,736		111,663		109,401
Allowance for credit losses	120,424		126,721		114,822		112,688		110,349
Nonperforming loans (1)	53,225		41,527		43,222		37,168		31,396
Foreclosed property (other real estate owned and personal property repossessions)	5,658		4,028		3,572		4,341		4,851

Nonperforming assets	$58,883		$45,555		$46,794		$41,509		$36,247

Nonperforming loans as a % of loans held for investment	0.52%		0.41%		0.44%		0.38%		0.33%
Nonperforming assets as a % of loans held for investment and foreclosed property	0.58		0.45		0.47		0.43		0.38
Allowance for loan losses as a % of loans held for investment	1.17		1.25		1.15		1.15		1.15
Allowance for credit losses as a % of loans held for investment	1.18		1.26		1.16		1.16		1.16
Allowance for loan losses to nonperforming loans	2.23	x	3.02	x	2.63	x	3.00	x	3.48	x
Impaired loans (1)	$38,028		$33,596		$36,403		$28,733		$24,604
Specific allowance for impaired loans	11,010		9,414		7,716		6,686		3,987
Loans past due 90 days or more (mortgage and consumer with interest accruing)	2,629		2,503		193		3,129		3,163
Net loan charge-offs	16,801		5,226		6,879		6,499		6,524
Average loans held for investment	10,042,419		9,947,636		9,783,328		9,589,732		9,467,123
Net loan charge-offs as a % of average loans held for investment (annualized)	0.66%		0.21%		0.29%		0.27%		0.27%

Allowance for Loan Losses
Balance at beginning of period	$125,545		$113,736		$111,663		$109,401		$108,995
Provision for loan losses	10,117		17,035		8,952		8,761		6,930
Loans charged-off	(17,926)		(7,622)		(8,611)		(9,197)		(9,768)
Recoveries of loans previously charged-off	1,125		2,396		1,732		2,698		3,244

Balance at end of period	$118,861		$125,545		$113,736		$111,663		$109,401

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$1,176		$1,086		$1,025		$948		$1,325
Provision for unfunded lending commitments	387		90		61		77		(377)

Balance at end of period	$1,563		$1,176		$1,086		$1,025		$948

Allowance for Credit Losses
Balance at beginning of period	$126,721		$114,822		$112,688		$110,349		$110,320
Provision for credit losses	10,504		17,125		9,013		8,838		6,553
Loans charged-off	(17,926)		(7,622)		(8,611)		(9,197)		(9,768)
Recoveries of loans previously charged-off	1,125		2,396		1,732		2,698		3,244

Balance at end of period	$120,424		$126,721		$114,822		$112,688		$110,349

(1)
At September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, these credit quality indicators (nonperforming loans and impaired loans) included $1.8 million, $1.9 million, $1.9 million, $500,000, and $661,000, respectively, in restructured loans.

7

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF LOANS IN NC DEVELOPMENT UNDER INVESTIGATION
(dollars in thousands) (unaudited)

	At and for the Nine Months Ended September 30, 2007

	# of Loans	Outstanding Balance	Charge-offs		Net Balance	Nonaccrual	Allocated Allowance

Lot loans:
Performing (3)	12	$1,764	$—		$1,764	$—	included below
Nonperforming pool	81	15,658	7,731	(1)	7,927	7,927	$1,269
Development loans	2	3,007	1,500	(2)	1,507	1,507	—

Total	95	$20,429	$9,231		$11,198	$9,434	$1,269

CREDIT QUALITY - Excluding the Loans in the NC Development under Investigation

	At and for the Period Ended September 30, 2007

	As reported (GAAP)		Adjustment for NC loans	Excluding NC loans (Non-GAAP)

Loans held for investment	$10,173,237		$(11,198)	$10,162,039
Allowance for loan losses	(118,861)		1,269	(117,592)
Allowance for credit losses	(120,424)		1,269	(119,155)

Nonperforming loans	$53,225		$(9,434)	$43,791
Foreclosed property (other real estate owned and personal property repossessions)	5,658		—	5,658

Nonperforming assets	$58,883		$(9,434)	$49,449

Nonperforming loans as a % of loans held for investment	0.52%			0.43%
Nonperforming assets as a % of loans held for investment and foreclosed property	0.58			0.49
Allowance for loan losses as a % of loans HFI	1.17			1.16
Allowance for credit losses as a % of loans HFI	1.18			1.17
Allowance for loan losses to nonperforming loans	2.23	x		2.69	x
Loans past due 90 days or more (mortgage and consumer with interest accruing)	$2,629		$—	$2,629
Net loan charge-offs:
Three months ended	16,801		(7,731)	9,070
Year to date	28,906		(9,231)	19,675
Net loan charge-offs as a % of average loans held for investment (annualized):
Three months ended	0.66%			0.36%
Year to date	0.39			0.27

(1)	Approximately 50% of the outstanding balance was charged-off in the third quarter of 2007. The pool may be adjusted in future periods as losses are realized.

(2)	Charged-off in the second quarter of 2007.

(3)	All loans are less than 60 days past due at September 30, 2007.
8

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF CUSTOMER FUNDING AND CUSTOMER FUNDING GROWTH
(dollars in thousands) (unaudited)

	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06

Noninterest-bearing	$1,164,312	$1,244,834	$1,286,800	$1,280,908	$1,261,421
Interest-bearing checking	1,100,428	1,177,609	1,198,714	1,208,125	1,245,167
Money market accounts	2,184,822	2,245,466	2,374,242	2,435,413	2,477,982
Savings accounts	169,091	177,289	184,283	181,192	188,629

Core deposits	4,618,653	4,845,198	5,044,039	5,105,638	5,173,199
Time deposits under $100,000	1,393,740	1,363,462	1,320,108	1,272,056	1,231,553
Time deposits of $100,000 or more	1,505,771	1,583,653	1,609,572	1,514,615	1,403,696

Customer deposits (1)	7,518,164	7,792,313	7,973,719	7,892,309	7,808,448
Brokered deposits	1,983,505	2,293,493	1,977,489	1,624,431	1,373,504

Total deposits	9,501,669	10,085,806	9,951,208	9,516,740	9,181,952
Less: Brokered deposits	(1,983,505)	(2,293,493)	(1,977,489)	(1,624,431)	(1,373,504)
Add: Customer sweeps	599,021	556,622	479,698	500,288	378,116

Customer funding (2)	$8,117,185	$8,348,935	$8,453,417	$8,392,597	$8,186,564

Percentage of Deposits
Noninterest-bearing	12.2%	12.3%	12.9%	13.4%	13.7%
Interest-bearing checking	11.6	11.7	12.0	12.7	13.6
Money market accounts	23.0	22.3	23.9	25.6	27.0
Savings accounts	1.8	1.8	1.8	1.9	2.0

Core deposits	48.6	48.1	50.6	53.6	56.3
Time deposits under $100,000	14.7	13.5	13.3	13.4	13.4
Time deposits of $100,000 or more	15.8	15.7	16.2	15.9	15.3

Customer deposits (1)	79.1	77.3	80.1	82.9	85.0
Brokered deposits	20.9	22.7	19.9	17.1	15.0

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06

Growth vs. Prior Quarter, Annualized (3)
Noninterest-bearing	(25.7)%	(13.1)%	1.9%	6.1%	(55.3)%
Core deposits	(18.6)	(15.8)	(4.9)	(5.2)	(2.2)
Total deposits	(23.0)	5.4	18.5	14.5	(2.5)
Customer funding (2)	(11.0)	(5.0)	2.9	10.0	0.1

Growth Year-To-Date, Annualized (4)
Noninterest-bearing	(12.2)%	(5.7)%	1.9%	(12.2)%	(18.1)%
Core deposits	(12.8)	(10.3)	(4.9)	0.1	1.9
Total deposits	(0.2)	12.1	18.5	3.1	(0.8)
Customer funding (2)	(4.4)	(1.0)	2.9	2.3	(0.2)

(1)	Total deposits less brokered deposits.

(2)	Total deposits less brokered deposits plus customer sweeps.

(3)	At June 30, 2006, noninterest-bearing totaled $1,465,811, core deposits totaled $5,202,623, total deposits totaled $9,240,319, and customer funding totaled $8,184,514.

(4)	At December 31, 2005, noninterest-bearing totaled $1,458,914, core deposits totaled $5,099,040, total deposits totaled $9,234,437, and customer funding totaled $8,201,571.
9

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES TYPES OF ORGANIC CUSTOMER FUNDING GROWTH (dollars in thousands) (unaudited)

	For The Period Ended

	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06

Noninterest-Bearing
Beginning balance	$1,244,834	$1,286,800	$1,280,908	$1,261,421	$1,465,811
Increase (decrease) during the three months ended related to:
Organic change	(80,522)	(41,966)	5,892	19,487	(202,167)
Bank acquisitions (dispositions) (1)	—	—	—	—	(2,223)

Ending balance	$1,164,312	$1,244,834	$1,286,800	$1,280,908	$1,261,421

Core Deposits
Beginning balance	$4,845,198	$5,044,039	$5,105,638	$5,173,199	$5,202,623
Increase (decrease) during the three months ended related to:
Organic change	(226,545)	(198,841)	(61,599)	(67,561)	(13,848)
Bank acquisitions (dispositions) (1)	—	—	—	—	(15,576)

Ending balance	$4,618,653	$4,845,198	$5,044,039	$5,105,638	$5,173,199

Customer Funding (2)
Beginning balance	$8,348,935	$8,453,417	$8,392,597	$8,186,564	$8,184,514
Increase (decrease) during the three months ended related to:
Organic change	(231,750)	(104,482)	60,820	206,033	29,991
Bank acquisitions (dispositions) (1)	—	—	—	—	(27,941)

Ending balance	$8,117,185	$8,348,935	$8,453,417	$8,392,597	$8,186,564

Organic Change vs. Prior Quarter, Annualized (3)
Noninterest-bearing	(25.7)%	(13.1)%	1.9%	6.1%	(54.7)%
Core deposits	(18.6)	(15.8)	(4.9)	(5.2)	(1.1)
Customer funding (2)	(11.0)	(5.0)	2.9	10.0	1.5

Organic Change Year-To-Date, Annualized (4)
Noninterest-bearing	(12.2)%	(5.7)%	1.9%	(12.0)%	(17.9)%
Core deposits	(12.8)	(10.3)	(4.9)	0.4	2.4
Customer funding (2)	(4.4)	(1.0)	2.9	2.7	0.2

(1)	The non organic change in deposits relates to the September, 2006 disposition of the Mullins branch.

(2)	Total deposits less brokered deposits plus customer sweeps.

(3)	At June 30, 2006, noninterest-bearing totaled $1,465,811, core deposits totaled $5,202,623, and customer funding totaled $8,184,514.

(4)	At December 31, 2005, noninterest-bearing totaled $1,458,914, core deposits totaled $5,099,040, and customer funding totaled $8,201,571.
10

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF WHOLESALE BORROWINGS, CAPITAL, CAPITAL RATIOS, UNREALIZED
LOSSES ON AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR
U.S. TREASURY NOTES
(dollars in thousands) (unaudited)

	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06

Types of wholesale borrowings
Short-term borrowings
Federal funds purchased and repurchase agreements	$595,272	$654,299	$1,016,470	$920,811	$1,236,548
Customer sweeps	599,021	556,622	479,698	500,288	378,116
FHLB advances	175,000	75,000	75,000	175,000	175,000
Commercial paper	32,601	32,687	35,584	32,631	36,032
Treasury, tax and loan note	668,687	114,042	781	139,989	9,334

Total short-term borrowings	2,070,581	1,432,650	1,607,533	1,768,719	1,835,030
Long-term borrowings
Repurchase agreements	200,000	200,000	200,000	521,000	596,000
FHLB advances	223,093	328,100	328,107	328,113	339,620
Subordinated notes	242,478	262,067	188,871	188,871	233,016
Manditorily redeemable preferred stock of subsidiary	64,800	64,800	89,800	89,800	89,800
Note payable	797	808	818	828	838
Employee stock ownership plan note payable	—	50	125	200	275
Purchase accounting premiums, net of amortization	1,035	1,423	1,569	1,663	1,757

Total long-term borrowings	732,203	857,248	809,290	1,130,475	1,261,306

Total borrowings	2,802,784	2,289,898	2,416,823	2,899,194	3,096,336
Less: Customer sweeps	(599,021)	(556,622)	(479,698)	(500,288)	(378,116)
Add: Brokered deposits	1,983,505	2,293,493	1,977,489	1,624,431	1,373,504

Total wholesale borrowings	$4,187,268	$4,026,769	$3,914,614	$4,023,337	$4,091,724

Wholesale borrowings as a percentage of total assets	29.7%	28.5%	27.6%	28.3%	29.1%

Regulatory Capital
Tier 1 capital	$1,152,663	$1,171,055	$1,115,023	$1,123,448	$1,143,708
Tier 2 capital	161,224	167,521	177,236	179,021	176,701

Total risk-based capital	1,313,887	1,338,576	1,292,259	1,302,469	1,320,409

Total risk-weighted assets	11,650,676	11,575,533	11,424,481	11,502,152	11,277,236

Tangible Equity
Shareholders’ equity	$1,548,252	$1,518,187	$1,561,610	$1,562,032	$1,546,820
Intangible assets	(679,669)	(681,483)	(683,611)	(685,568)	(687,403)

Tangible equity	868,583	836,704	877,999	876,464	859,417

Capital Ratios
Total risk-based capital	11.28%	11.56%	11.31%	11.32%	11.71%
Tier 1 risk-based capital	9.89	10.12	9.76	9.77	10.14
Leverage ratio	8.64	8.73	8.28	8.34	8.60
Tangible equity to tangible assets ratio	6.47	6.22	6.52	6.48	6.43
Impact of unrealized (gain) loss	0.27	0.41	0.26	0.33	0.34

Tangible equity to tangible assets ratio, excluding unrealized gain or loss	6.74	6.63	6.78	6.81	6.77

Unrealized Losses on AFS Securities
Gross (included in AFS securities)	$(61,462)	$(94,586)	$(59,764)	$(75,302)	$(77,224)
Net of income tax (included in equity)	(38,717)	(59,565)	(37,601)	(47,378)	(48,599)

Market Rates for U.S. Treasury Notes
Three year	4.03%	4.89%	4.54%	4.74%	4.62%
Five year	4.23	4.92	4.54	4.70	4.59
11

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS (dollars in thousands) (unaudited)

	Three Months Ended

	9/30/07			6/30/07			3/31/07

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$7,799,177	$154,655	7.87%	$7,724,530	$152,338	7.91%	$7,579,574	$148,078	7.92%
Consumer loans	1,570,591	29,432	7.43	1,584,646	29,382	7.44	1,570,745	28,957	7.48
Indirect loans	695,686	12,188	6.95	674,961	11,271	6.70	662,691	10,646	6.52
Risk management derivatives tied to loans	—	(882)		—	(1,030)		—	(1,053)

Total loans (1)	10,065,454	195,393	7.70	9,984,137	191,961	7.71	9,813,010	186,628	7.71
Investment securities (taxable) (2)	2,121,044	25,390	4.79	2,247,092	26,879	4.79	2,414,896	28,825	4.78
Investment securities (nontaxable) (3)	351,584	4,394	5.00	359,043	4,443	4.95	383,804	4,689	4.89

Total investment securities	2,472,628	29,784	4.82	2,606,135	31,322	4.81	2,798,700	33,514	4.79
Federal funds sold, interest-bearing bank balances, and other temp investments	6,574	100	6.03	6,376	97	6.10	8,331	141	6.86

Total earning assets	12,544,656	225,277	7.13	12,596,648	223,380	7.11	12,620,041	220,283	7.06

Non-earning assets	1,477,862			1,496,431			1,528,013

Total assets	$14,022,518			$14,093,079			$14,148,054

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,122,793	$5,571	1.97	$1,176,182	$6,029	2.06	$1,187,239	$5,935	2.03
Savings	172,110	697	1.61	181,166	736	1.63	178,940	706	1.60
Money market	2,236,493	22,390	3.97	2,294,181	22,528	3.94	2,377,771	23,537	4.01
Time deposits, excluding brokered deposits	2,905,426	36,594	5.00	2,910,284	36,407	5.02	2,893,638	35,581	4.99
Brokered deposits	2,208,381	29,245	5.25	2,042,664	26,366	5.18	1,771,081	22,720	5.20

Total interest-bearing deposits	8,645,203	94,497	4.34	8,604,477	92,066	4.29	8,408,669	88,479	4.27
Customer sweeps	559,906	6,237	4.42	496,030	5,528	4.47	453,928	4,981	4.45
Other borrowings (4)	1,858,800	26,231	5.60	1,989,109	27,710	5.59	2,270,120	30,644	5.47

Total interest-bearing liabilities	11,063,909	126,965	4.55	11,089,616	125,304	4.53	11,132,717	124,104	4.52

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,198,350			1,225,075			1,230,320
Other noninterest liabilities	240,771			231,996			233,248

Total liabilities	12,503,030			12,546,687			12,596,285
Shareholders’ equity	1,519,488			1,546,392			1,551,769

Total liabilities and shareholders’ equity	$14,022,518			$14,093,079			$14,148,054

Net interest margin (tax- equivalent)		$98,312	3.12%		$98,076	3.12%		$96,179	3.08%
Less: tax-equivalent adjustment (3)		1,538			1,555			1,641

Net interest income		$96,774			$96,521			$94,538

Supplemental data:
Customer funding(5)	$8,195,078	$71,489	3.46%	$8,282,918	$71,228	3.45%	$8,321,836	$70,740	3.45%
Wholesale borrowings (6)	4,067,181	55,476	5.41	4,031,773	54,076	5.38	4,041,201	53,364	5.36

Total funding (7)	$12,262,259	$126,965	4.11	$12,314,691	$125,304	4.08	$12,363,037	$124,104	4.07

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)	During third quarter 2007, TSFG capitalized $188,000 of interest in conjunction with the construction of its expanded corporate facilities.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweeps.

(6)
TSFG defines wholesale borrowings as borrowings less customer sweeps plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweeps are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings.

Note: Average balances are derived from daily balances.
12

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED (dollars in thousands) (unaudited)

	Three Months Ended

	12/31/06			9/30/06

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Loans (1)	$9,623,050	$187,385	7.73%	$9,523,286	$184,476	7.69%
Investment securities (taxable) (2)	2,503,989	29,876	4.77	2,586,438	30,779	4.76
Investment securities (nontaxable) (3)	400,117	4,808	4.81	407,005	4,831	4.75

Total investment securities	2,904,106	34,684	4.78	2,993,443	35,610	4.76
Federal funds sold, interest-bearing bank balances, and other temp investments	11,521	144	4.96	13,479	196	5.77

Total earning assets	12,538,677	222,213	7.04	12,530,208	220,282	6.98

Non-earning assets	1,592,004			1,443,500

Total assets	$14,130,681			$13,973,708

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,106,819	$5,770	2.07	$1,132,556	$5,869	2.06
Savings	184,733	687	1.48	187,089	577	1.22
Money market	2,445,437	24,109	3.91	2,420,756	22,771	3.73
Time deposits, excluding brokered deposits	2,687,712	32,635	4.82	2,620,505	29,653	4.49
Brokered deposits	1,478,336	19,515	5.24	1,344,521	18,523	5.47

Total interest-bearing deposits	7,903,037	82,716	4.15	7,705,427	77,393	3.98
Customer sweeps	414,742	4,695	4.49	369,697	4,274	4.59
Other borrowings	2,645,462	36,465	5.47	2,811,224	38,241	5.40

Total interest-bearing liabilities	10,963,241	123,876	4.48	10,886,348	119,908	4.37

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,302,329			1,369,032
Other noninterest liabilities	306,023			217,223

Total liabilities	12,571,593			12,472,603
Shareholders’ equity	1,559,088			1,501,105

Total liabilities and shareholders’ equity	$14,130,681			$13,973,708

Net interest margin (tax-equivalent)		$98,337	3.12%		$100,374	3.19%
Less: tax-equivalent adjustment (3)		1,683			1,691

Net interest income		$96,654			$98,683

Supplemental data:
Customer funding (4)	$8,141,772	$67,896	3.31%	$8,099,635	$63,144	3.09%
Wholesale borrowings (5)	4,123,798	55,980	5.39	4,155,745	56,764	5.42

Total funding (6)	$12,265,570	$123,876	4.01	$12,255,380	$119,908	3.88

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)	Customer funding includes total deposits less brokered deposits plus customer sweeps.

(5)
TSFG defines wholesale borrowings as borrowings less customer sweeps plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweeps are presented separately.

(6)	Total funding includes customer funding and wholesale borrowings

Note: Average balances are derived from daily balances.
13

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP MEASURES (dollars in thousands, except share data) (unaudited)

	Three Months Ended

	9/30/07		6/30/07		3/31/07

		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	$25,839	$0.35	$17,930	$0.24	$20,518	$0.27
Non-Operating Items
(Gain) loss on securities	(287)		2,237		1,385
Employment contract buyouts and severance	—		546		1,760
Loss on early extinguishment of debt	1,299		231		—
Related income taxes	(314)		(1,008)		(1,065)

Operating Earnings (Net Income, Excluding Non-Operating Items)	26,537	0.36	19,936	0.27	22,598	0.30
Amortization of intangibles	1,907		2,136		2,001
Related income taxes	(591)		(714)		(677)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$27,853	$0.38	$21,358	$0.29	$23,922	$0.32

Average Common Shares Outstanding, Diluted	73,605,752		74,397,091		75,244,968

Select Balance Sheet (Averages)
Total assets	$14,022,518		$14,093,079		$14,148,054
Intangible assets	(680,526)		(682,584)		(684,626)

Tangible assets	13,341,992		13,410,495		13,463,428

Shareholders’ equity	1,519,488		1,546,392		1,551,769
Intangible assets	(680,526)		(682,584)		(684,626)

Tangible equity	838,962		863,808		867,143

Return on Average Assets
GAAP earnings	0.73%		0.51%		0.59%
Operating earnings	0.75		0.57		0.65
Cash operating earnings on average tangible assets	0.83		0.64		0.72

Return on Average Equity
GAAP earnings	6.75		4.65		5.36
Operating earnings	6.93		5.17		5.91
Cash operating earnings on average tangible equity	13.17		9.92		11.19
14

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP MEASURES (dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/06		9/30/06		6/30/06		3/31/06

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)(1)	$23,551	$0.31	$32,165	$0.43	$29,343	$0.39	$27,807	$0.37
Non-Operating Items
Loss (gain) on securities	239		—		(3,601)		(675)
Gain on disposition of assets and liabilities	—		(2,498)		—		—
Loss on sale of indirect auto loans previously HFI	—		—		3,477		—
Employment contract buyouts	4,990		—		—		598
Loss on early extinguishment of debt	821		—		—		—
Related income taxes	(1,952)		767		42		27

Operating Earnings (Net Income, Excluding Non-Operating Items)(1)	27,649	0.37	30,434	0.40	29,261	0.39	27,757	0.37
Amortization of intangibles	2,156		2,204		2,208		2,207
Related income taxes	(279)		(677)		(755)		(763)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$29,526	$0.39	$31,961	$0.42	$30,714	$0.41	$29,201	$0.39

Average Common Shares Outstanding, Diluted	75,701,120		75,590,748		75,504,683		75,339,283

Select Balance Sheet (Averages)
Total assets	$14,130,681		$13,973,708		$14,344,435		$14,367,256
Intangible assets	(686,393)		(688,493)		(690,375)		(691,262)

Tangible assets	13,444,288		13,285,215		13,654,060		13,675,994

Shareholders’ equity	1,559,088		1,501,105		1,476,234		1,487,996
Intangible assets	(686,393)		(688,493)		(690,375)		(691,262)

Tangible equity	872,695		812,612		785,859		796,734

Return on Average Assets
GAAP earnings	0.66%		0.91%		0.82%		0.78%
Operating earnings	0.78		0.86		0.82		0.78
Cash operating earnings on average tangible assets	0.87		0.95		0.90		0.87

Return on Average Equity
GAAP earnings	5.99		8.50		7.97		7.58
Operating earnings	7.04		8.04		7.95		7.57
Cash operating earnings on average tangible equity	13.42		15.60		15.68		14.86

(1)	Net income and operating earnings for fourth quarter 2006 included a $5.2 million income tax benefit, or $0.07 per diluted share, related to favorable income tax settlements.
15

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP MEASURES (dollars in thousands, except share data) (unaudited)

	Years Ended December 31,

	2006		2005

		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	$112,866	$1.49	$69,821	$0.94
Non-Operating Items
Change in fair value of interest rate swaps	—		13,278
(Gain) loss on securities	(4,037)		52,139
Gain on disposition of assets and liabilities	(2,498)		—
Loss on sale of indirect auto loans previously HFI	3,477		—
Employment contract buyouts	5,588		10,327
Impairment loss from write-down of assets	—		917
Merger-related costs	—		4,009
Loss on early extinguishment of debt	821		7,101
Charitable contribution to foundation	—		683
Related income taxes	(1,116)		(32,541)
Discontinued operations, net of income tax	—		396

Operating Earnings (Net Income, Excluding Non-Operating Items)	115,101	1.52	126,130	1.69
Amortization of intangibles	8,775		8,637
Related income taxes	(2,474)		(2,698)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$121,402	$1.61	$132,069	$1.77

Average Common Shares Outstanding, Diluted	75,542,848		74,594,626

Select Balance Sheet (Averages)
Total assets	$14,202,649		$14,752,973
Intangible assets	(689,116)		(663,274)

Tangible assets	13,513,533		14,089,699

Shareholders’ equity	1,506,195		1,463,125
Intangible assets	(689,116)		(663,274)

Tangible equity	817,079		799,851

Return on Average Assets
GAAP earnings	0.79%		0.47%
Operating earnings	0.81		0.85
Cash operating earnings on average tangible assets	0.90		0.94

Return on Average Equity
GAAP earnings	7.49		4.77
Operating earnings	7.64		8.62
Cash operating earnings on average tangible equity	14.86		16.51
16

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP MEASURES (dollars in thousands, except share data) (unaudited)

	Three Months Ended

	9/30/07	6/30/07	3/31/07

Select Financial Data Used in Ratios Calculated Below
Net interest income	$96,774	$96,521	$94,538
Tax-equivalent adjustment	1,538	1,555	1,641

Net interest income (tax-equivalent)	$98,312	$98,076	$96,179

Total noninterest income, as reported (GAAP)	$30,773	$28,508	$27,824
Adjustments for non-operating items:
(Gain) loss on securities	(287)	2,237	1,385

Operating noninterest income (noninterest income, excluding non-operating items)	$30,486	$30,745	$29,209

Total noninterest expenses, as reported (GAAP)	$79,595	$80,976	$82,331
Adjustments for non-operating items:
Employment contract buyouts and severance	—	(546)	(1,760)
Loss on early extinguishment of debt	(1,299)	(231)	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	78,296	80,199	80,571
Less: amortization of intangibles	(1,907)	(2,136)	(2,001)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$76,389	$78,063	$78,570

Total Revenue(1)
GAAP	$127,547	$125,029	$122,362
Operating(2)	128,798	128,821	125,388

Noninterest Income as a % of Total Revenue(3)
GAAP	24.13%	22.80%	22.74%
Operating(2)	23.67	23.87	23.29

Efficiency Ratios(4)
GAAP	62.40	64.77	67.28
Operating(2)	60.79	62.26	64.26
Cash operating(2)	59.31	60.60	62.66

(1)	The sum of net interest income and noninterest income.

(2)	Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.
17

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP MEASURES (dollars in thousands) (unaudited)

	Three Months Ended

	12/31/06	9/30/06	6/30/06	3/31/06

Select Financial Data Used in Ratios Calculated Below
Net interest income	$96,654	$98,683	$103,122	$102,912
Tax-equivalent adjustment	1,683	1,691	1,728	1,801

Net interest income (tax-equivalent)	$98,337	$100,374	$104,850	$104,713

Total noninterest income, as reported (GAAP)	$30,257	$35,082	$29,342	$27,155
Adjustments for non-operating items:
Loss (gain) on securities	239	—	(3,601)	(675)
Gain on disposition of assets and liabilities	—	(2,498)	—	—
Loss on sale of indirect auto loans previously HFI	—	—	3,477	—

Operating noninterest income (noninterest income, excluding non-operating items)	$30,496	$32,584	$29,218	$26,480

Total noninterest expenses, as reported (GAAP)	$91,022	$80,798	$80,381	$77,669
Adjustments for non-operating items:
Employment contract buyouts	(4,990)	—	—	(598)
Loss on early extinguishment of debt	(821)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	85,211	80,798	80,381	77,071
Less: amortization of intangibles	(2,156)	(2,204)	(2,208)	(2,207)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$83,055	$78,594	$78,173	$74,864

Total Revenue(1)
GAAP	$126,911	$133,765	$132,464	$130,067
Operating(2)	128,833	132,958	134,068	131,193

Noninterest Income as a % of Total Revenue(3)
GAAP	23.84%	26.23%	22.15%	20.88%
Operating(2)	23.67	24.51	21.79	20.18

Efficiency Ratios(4)
GAAP	71.72	60.40	60.68	59.71
Operating(2)	66.14	60.77	59.96	58.75
Cash operating(2)	64.47	59.11	58.31	57.06

(1)	The sum of net interest income and noninterest income.

(2)	Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.
18

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP MEASURES (dollars in thousands) (unaudited)

	Years Ended December 31,

	2006	2005	2004	2003	2002

Select Financial Data Used in Ratios Calculated Below
Net interest income	$401,371	$409,056	$335,841	$250,890	$210,143
Tax-equivalent adjustment	6,903	6,054	4,356	2,681	2,352

Net interest income (tax-equivalent)	408,274	415,110	340,197	253,571	212,495
Net cash settlement of certain interest rate swaps included in noninterest income	—	10,360	27,560	19,486	7,396

Net interest income (tax-equivalent), including net cash settlement of certain interest rate swaps	$408,274	$425,470	$367,757	$273,057	$219,891

Net interest margin (tax-equivalent)	3.22%	3.12%	3.06%	3.01%	3.59%
Net interest margin (tax-equivalent), including net cash settlement of certain interest rate swaps	3.22	3.20	3.31	3.24	3.71
Total noninterest income, as reported (GAAP)	$121,836	$47,267	$118,066	$95,117	$69,796
Adjustments for non-operating items:
Change in fair value of interest rate swaps	—	13,278	(2,550)	14,237	(7,527)
(Gain) loss on securities	(4,037)	52,139	(11,721)	(16,456)	(6,120)
Impairment of perpetual preferred stock	—	—	10,367	—	—
Gain on disposition of assets and liabilities	(2,498)	—	(2,350)	(601)	—
Loss on sale of indirect auto loans previously HFI	3,477	—	—	—	—

Operating noninterest income (noninterest income, excluding non-operating items)	118,778	112,684	111,812	92,297	56,149
Net cash settlement of certain interest rate swaps included in noninterest income	—	10,360	27,560	19,486	7,396

Operating noninterest income, excluding net cash settlement of certain interest rate swaps	$118,778	$102,324	$84,252	$72,811	$48,753

Total noninterest expenses, as reported (GAAP)	$329,870	$320,110	$243,433	$201,548	$158,073
Adjustments for non-operating items:
Employment contract buyouts	(5,588)	(10,327)	(1,080)	(512)	(1,846)
Merger-related costs	—	(4,009)	(7,866)	(5,127)	(6,664)
Impairment recovery (loss) from write-down of assets	—	(917)	277	(268)	(1,449)
Conservation grant of land	—	—	(3,350)	—	—
Loss on early extinguishment of debt	(821)	(7,101)	(1,429)	(2,699)	(354)
Charitable contribution to foundation	—	(683)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	323,461	297,073	229,985	192,942	147,760
Less: amortization of intangibles	(8,775)	(8,637)	(6,043)	(3,433)	(1,519)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$314,686	$288,436	$223,942	$189,509	$146,241

Total Revenue(1)
GAAP	$523,207	$456,323	$453,907	$346,007	$279,939
Operating(2)	527,052	527,794	452,009	345,868	268,644

Noninterest Income as a % of Total Revenue(3)
GAAP	23.29%	10.36%	26.01%	27.49%	24.93%
Operating(2)	22.54	21.35	24.74	26.69	20.90
Operating, excluding net cash settlement of certain interest rate swaps(4)	22.54	19.39	18.64	21.05	18.15

Efficiency Ratios(5)
GAAP	63.05	70.15	53.63	58.25	56.47
Operating(2)	61.37	56.29	50.88	55.78	55.00
Cash operating(2)	59.71	54.65	49.54	54.79	54.44

(1)	The sum of net interest income and noninterest income.

(2)	Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated excluding the net cash settlement of certain interest rate swaps.

(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.
19